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                                                                   Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-97830, 333-29945, 333-64667) of ESS Technology,
Inc. of our report dated January 21, 2001, except for Note 2, as to which the date is April 21, 2001, which appears in ESS Technology, Inc.'s Form 8-K dated November 6, 2001.


PricewaterhouseCoopers LLP

San Jose, California
November 6, 2001